Exhibit 10.30

FIRST AMENDMENT TO THE
1996 STOCK INCENTIVE PLAN OF
US AIRWAYS GROUP, INC.
(As amended and restated effective May 23, 2000)

                        WHEREAS, US Airways Group, Inc. (the "Company") maintains the 1996 Stock Incentive Plan of US Airways Group, Inc. (the "Plan"); and

                        WHEREAS, Section 13 of the Plan provides that the Human Resources Committee (the "Committee") of the Board of Directors of the Company may amend the Plan from time to time, subject to the limitations therein, and

                        WHEREAS, the Company desires to amend the Plan as provided herein.

                        NOW, THEREFORE, the Plan is hereby amended as follows:

                        Section 5 of the Plan is hereby amended by deleting the last sentence in the second paragraph thereof, and inserting the following new sentence to read as follows:

                        "No Option granted under the Plan shall be exercisable after ten years and one month from the date it was granted or such earlier or later date as shall be established by the Committee."

                        This First Amendment shall be effective March 20, 2001, the date of its adoption by the Committee.